UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2011

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the 2011 Annual Meeting of Stockholders of Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”) held on June 16, 2011, AAWW’s stockholders approved an amendment to the Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended) (the “Plan”) to increase by 800,000 shares the number of shares of AAWW Common Stock that may be issued pursuant to awards under the Plan. The amendment is described in greater detail in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders of AAWW (the “Proxy Statement”) filed with the Securities and Exchange Commission on May 2, 2011. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan filed as Exhibit 10 attached hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) & (b) On June 16, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York. The final results of the stockholder vote on the five proposals brought before the Annual Meeting were as follows:

(1) Each of the nominees for Director was an incumbent, and all nominees were elected to serve until the 2012 Annual Meeting of Stockholders or until their successors are elected and qualified. The following table sets forth the voting results with respect to each nominee:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Robert F. Agnew	23,488,684	649,737	878,712
Timothy J. Bernlohr	21,783,629	2,354,792	878,712
Eugene I. Davis	18,405,434	5,732,987	878,712
William J. Flynn	23,847,394	291,027	878,712
James S. Gilmore III	22,561,058	1,577,363	878,712
Carol B. Hallett	23,951,200	186,721	878,712
Frederick McCorkle	23,513,941	624,480	878,712

(2) The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified with the following votes:

Votes For	Votes Against	Abstentions

23,752,448	1,262,279	4,406

(3) The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
20,118,925	3,703,667	317,829	878,712

(4) The stockholders voted, on an advisory basis, to hold future advisory votes to approve the executive compensation of the Company’s Named Executive Officers as follows:

				Broker
Every Year	Every 2 Years	Every 3 Years	Abstentions	Non-Votes
21,769,386	24,964	2,054,133	291,938	878,712

(5) The amendment to the Company’s 2007 Incentive Plan (as amended) to increase the aggregate number of shares of Common Stock authorized for issuance under such Plan by 800,000 shares was approved with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
20,499,519	3,332,486	308,416	878,712

(d) Based on the voting results on Proposal (4) above, and in accordance with the recommendation made by the Board of Directors as set forth in the Proxy Statement, advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10 Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

June 21, 2011	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Senior Vice President, General Counsel, Secretary and Chief Human Resources Officer

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Exhibit Index

Exhibit No.	Description

10	Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended)